SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 15, 2004

(Date of earliest event reported)

Certified Services, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-31527	88-0444079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5101 N.W. 21st Avenue, Suite 350, Fort Lauderdale, Florida 33309

(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code: (954) 677-0202

Items 2 and 5.	Acquisition or Disposition of Assets and Other Events and
Regulation FD Disclosure.

On April 15, 2004, the Registrant completed a financing arrangement with Laurus Master Fund, Ltd., a Cayman Islands corporation (“Laurus”) in the aggregate amount of $8,500,000. The financing is comprised of a three-year $8,500,000 Secured Convertible Term Note (the “Note”) with interest at the rate of prime plus two and one-half percent (2.5%) subject to reduction based upon the market price of the Registrant’s common stock par value $0.001 per share (the “Common Stock”). The fixed monthly payments of principal, interest and fees are convertible into shares of Common Stock at a conversion price is $0.95 per share; subject to the restriction that Laurus may not hold more than 4.99% of the Registrant’s issued and outstanding common stock during the term the Note remains unpaid and the Registrant has not defaulted on the terms thereunder. Additionally, the Registrant issued a Common Stock Purchase Warrant to Laurus to purchase 1,800,000 shares of Common Stock (the “Warrant”) at exercise prices ranging between $1.11 and $1.26 per share.

The Registrant’s obligations under the Note are secured by a first priority security interest in the assets of the Registrant and its operating subsidiaries and a guaranty made by the Registrant’s operating subsidiaries in favor of Laurus. Additionally, $7,000,000 of the $8,500,000 financing shall be held in a restricted account until authorization to release the funds is granted by Laurus or Laurus has converted a monthly payment of principal and interest into shares of the Registrant’s Common Stock, as set forth within a Restricted Account Agreement and Restricted Account Side Letter between the Registrant and Laurus.

The Registrant is obligated to register for resale the shares of Common Stock issuable upon conversion of the Note and the interest related thereto and the exercise of the Warrant, pursuant to a Registration Rights Agreement dated April 15, 2004 between the Registrant and Laurus.

The description of the Note, Warrant, Securities Purchase Agreement, Registration Rights Agreement, Master Security Agreement, Subsidiary Guaranty and Restricted Account Agreement set forth above are qualified in their entirety by reference to the actual agreements which are attached as exhibits hereto and are incorporated herein by reference.

Item 7. Financial statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Securities Purchase Agreement dated April
15, 2004 by and between the Registrant and Laurus.

99.2	Secured Convertible Term Note dated April
15, 2004 by and between the Registrant and Laurus.

99.3	Common Stock Purchase Warrant dated
April 15, 2004 by and between the
Registrant and Laurus.

99.4	Registration Rights Agreement dated April
15, 2004 by and between the Registrant and Laurus.

99.5	Master Security Agreement dated April 15,
2004 by and among the Registrant, certain
of its subsidiaries and Laurus.

99.6	Subsidiary Guaranty dated April 15, 2004
between certain of the Registrant’s subsidiaries and Laurus.

99.7	Restricted Account Agreement dated April
15, 2004 between the Registrant and Laurus.

99.8	Restricted Account Side Letter dated April
15, 2004 by and between the Registrant and Laurus.

99.9	Funds Escrow Agreement dated April 15,
2004 by and among the Registrant, Laurus
and Dechert, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2004
CERTIFIED SERVICES, INC.
By: /s/ Danny L. Pixler Name: Danny L. Pixler Title: Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Securities Purchase Agreement dated April
15, 2004 by and between the Registrant and Laurus.

99.2	Secured Convertible Term Note dated April
15, 2004 by and between the Registrant and Laurus.

99.3	Common Stock Purchase Warrant dated
April 15, 2004 by and between the
Registrant and Laurus.

99.4	Registration Rights Agreement dated April
15, 2004 by and between the Registrant and Laurus.

99.5	Master Security Agreement dated April 15,
2004 by and among the Registrant, certain
of its subsidiaries and Laurus.

99.6	Subsidiary Guaranty dated April 15, 2004
between certain of the Registrant’s subsidiaries and Laurus.

99.7	Restricted Account Agreement dated April
15, 2004 between the Registrant and Laurus.

99.8	Restricted Account Side Letter dated April
15, 2004 by and between the Registrant and Laurus.

99.9	Funds Escrow Agreement dated April 15,
2004 by and among the Registrant, Laurus
and Dechert, LLP